UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2026 (June 23, 2026)

CIM Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note
On June 29, 2026, CIM Group, Inc., a Maryland corporation (“Registrant”), filed a Current Report on Form 8-K (the “Original Report”) reporting, among other items, that, effective as of June 24, 2026, Registrant completed a series of transactions (collectively, the “Transactions”) to acquire the real assets management business and portfolio of investments of CIM Group, LLC (“Legacy CIM”) and to establish the Registrant as a diversified owner, operator, lender, developer and real assets management platform. This amendment to the Original Report (the “Amendment”) should be read in conjunction with the Original Report, which provides a more complete description of the Transactions.
This Amendment is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.
The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Registrant and Legacy CIM would have achieved had the Transactions been completed during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transactions. Except as described in this Amendment, all other information in the Original Report remains unchanged.

Item 9.01	Financial Statements and Exhibits.
(a)    Financial statements of businesses or funds acquired.
The financial statements of CIM Group Management, LLC and CIM Group Investments, LLC (the “Contributed Entities”) required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.01(a).
(b)    Pro forma financial information.
The pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(b).
(d)    Exhibits.
The following exhibits are filed as part of this Current Report:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for CIM Group Management, LLC and CIM Group Investments, LLC.
99.1
Audited combined and consolidated balance sheets of the Contributed Entities as of December 31, 2025 and December 31, 2024, the related combined and consolidated statements of operations, equity and cash flows of the Contributed Entities for each of the three years in the periods ended December 31, 2025, 2024 and 2023, and the notes related thereto and unaudited combined and consolidated balance sheet of the Contributed Entities as of March 31, 2026, the related combined and consolidated statements of operations, equity and cash flows of the Contributed Entities for the three months ended March 31, 2026 and March 31, 2025, and the notes related thereto.

99.2	The unaudited pro forma condensed combined and consolidated statements of income for the fiscal year ended December 31, 2025 and the six months ended June 30, 2026, and the notes related thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 4, 2026	CIM GROUP, INC.
		By:	/s/ David Thompson
		Name:	David Thompson
		Title:	Chief Financial Officer, Principal Accounting Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)